Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
EBP, Tax Status	Federal Income Tax Status The Internal Revenue Service has determined and informed the Company by a letter dated January 30, 2018 that the Plan was designed in accordance with applicable regulations of the IRC. The Plan has been amended since receiving the determination letter. However, the Plan Administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC and the Plan continues to be tax exempt. Therefore, no provision for income taxes has been included in the Plan’s financial statements. The Plan has not taken, nor expects to take, any uncertain income tax positions that would require recognition of a liability or disclosure in the Plan’s financial statements. The Plan may be subject to routine audits by tax authorities but is not currently under audit.